                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 21 , 2000


                                  CAMBIO, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                                   0-19726                      94-3022377
------------------------------                 ---------------            ---------------------
(State or other jurisdiction                    (Commission                   (IRS Employer
     of incorporation)                          File Number)               Identification No.)


 6006 North Mesa Street, El Paso, Texas                                         79912
----------------------------------------                                        -----
(Address of principal executive offices)                                      (Zip Code)



Registrant's telephone number, including area code:  (915) 581-5828



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR

         On November 21, 2000, the Registrant determined to change its fiscal year end from June 30 to October 31. The report covering the transition period will be filed on a Form 10-[KSB].

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CAMBIO, INC.



Date:  November 22, 2000               By /s/ Ali Al-Dahwi
                                         --------------------------------
                                         Ali Al-Dahwi
                                          President